UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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BEN FRANKLIN FINANCIAL, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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April 15, 2016

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Ben Franklin Financial, Inc. The Annual Meeting will be held at our main office, located at 830 East Kensington Road, Arlington Heights, Illinois, at 10:00 a.m., Central Time, on May 25, 2016.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the Annual Meeting we will also report on the operations of Ben Franklin Financial, Inc. Our directors and officers, as well as a representative of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

Our Board of Directors has determined that the election of each of the nominees and the ratification of the appointment of our independent auditors are in the best interest of Ben Franklin Financial, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of all nominees, a vote “FOR” approval of the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan, and a vote “FOR” the ratification of the appointment of our independent auditor.

Also enclosed for your review is our Annual Report for the year ended December 31, 2015, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

We look forward to seeing you at the meeting.

Sincerely,

C. Steven Sjogren Chairman of the Board, President and Chief Executive Officer

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 25, 2016

Notice is hereby given that the Annual Meeting of Stockholders of Ben Franklin Financial, Inc. (“Annual Meeting”) will be held at the main office of Ben Franklin Bank of Illinois located at 830 East Kensington Road, Arlington Heights, Illinois, on May 25, 2016, at 10:00 a.m., Central Time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;

2.	the approval of the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan;

3.	the ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2016; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2016 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF BEN FRANKLIN FINANCIAL, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Bernadine C. Dziedzic Corporate Secretary

    Arlington Heights, Illinois

    April 15, 2016

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BEN FRANKLIN FINANCIAL, INC.’S 2015 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW. RRDEZProxy.com/2016/benfranklin.

PROXY STATEMENT

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

ANNUAL MEETING OF STOCKHOLDERS

May 25, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ben Franklin Financial, Inc. to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the main office of Ben Franklin Bank of Illinois (the “Ben Franklin Bank”) located at 830 East Kensington Road, Arlington Heights, Illinois on May 25, 2016, at 10:00 a.m., Central Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 15, 2016.

REVOCATION OF PROXIES

Proxies may be revoked by sending written notice of revocation to the Secretary of Ben Franklin Financial, Inc., Bernadine V. Dziedzic, at the address shown above, or by filing a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.

Voting By Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the Annual Meeting by the persons named as proxies on the enclosed proxy card. Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described above under the heading “Revocation of Proxies”. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Ben Franklin Financial, Inc. will be voted in accordance with the directions given thereon. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors unanimously recommends that you vote “FOR” the nominees for director, “FOR” the approval of the 2016 Equity Incentive Plan and “FOR” ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2016.

If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the Annual Meeting is postponed or adjourned for less than 30 days, your Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

Quorum

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Required Votes; Method of Counting Votes

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

As to the proposal to approve the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”), you may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting on the proposal. The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for approval of the 2016 Equity Incentive Plan.

As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may vote FOR the ratification, vote AGAINST the ratification or ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2016.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, including the 2016 Equity Incentive Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Participants in the ESOP

Participants in the Ben Franklin Bank of Illinois Employee Stock Ownership Plan (the “ESOP”) will receive a vote authorization form for the plan that reflects all shares the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP Vote Authorization Form is May 18, 2016 at 5:00 p.m. local time.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Ben Franklin Financial, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 31, 2016 are entitled to one vote for each share then held. As of March 31, 2016, there were 696,339 shares of common stock issued and outstanding.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 31, 2016, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers and the Ben Franklin Bank of Illinois Employee Stock Ownership Plan is 830 East Kensington Road, Arlington Heights, Illinois 60004.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders

Ben Franklin Bank of Illinois ESOP	39,973	(2)	5.7%

Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Partners, L.P. Stilwell Value LLC Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006	61,250	(3)	8.8%

Ryan Heslop Ariel Warszawski Firefly Value Partners, L.P. FVP GP, LLC Firefly Management Company GP, LLC 601 West 26th Street, Suite 1520 New York, New York 10001 FVP Master Fund, L.P. c/o dms Corporate Services, Ltd. P.O. Box 1344 dms House 20 Genesis Close Grand Cayman, KY1-1108	55,000	(4)	7.9%

Directors and Executive Officers

C. Steven Sjogren, Chief Executive Officer and Chairman of the Board	36,746	(5)	5.2
Robert E. DeCelles, Director	6,875	(6)	*
Robert A. Kotecki, Director	12,757	(7)	1.8
Nicholas J. Raino, Director	10,341	(8)	1.5
James M. Reninger, Director	7,846	(9)	1.1
David R. Stafseth, Director	1,500	(10)	*
Steven D. Olson, Senior Vice President	2,590	(11)	*
Glen A. Miller, Senior Vice President and Chief Financial Officer	11,569	(12)	1.7*
Angie Plesiotis, Senior Vice President and Marketing and Chief Operations Officer	8,213	(13)	1.2*

All directors and executive officers as a group (9 persons)	101,338		14.1%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	Represents shares held in our employee stock ownership plan that have not been allocated to participant accounts. An aggregate of 13,448 shares held in our employee stock ownership plan have been allocated to participant accounts. The trustee will vote the unallocated stock in proportion to the voting instructions received from plan participants with respect to the allocated shares.
(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 6, 2015.
(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2016.
(5)	Includes 2,111 shares held in Mr. Sjogren’s account in our employee stock ownership plan, 3,562 held in Mr. Sjogren’s trust, 676 shares held in Mr. Sjogren’s individual retirement account, 3,562 shares held by Mr. Sjogren’s spouse’s trust and 8,548 shares that can be acquired pursuant to stock options within 60 days of the record date.
(6)	Includes 3,562 shares held in Mr. DeCelles’ trust, 890 shares held in Mr. DeCelles’ spouse’s trust and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.
(7)	Includes 12,757 in Mr. Kotecki’s joint trust account with his spouse.

(8)	Includes 3,562 shares held in Mr. Raino’s trust and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.
(9)	Includes 89 shares held by Mr. Reninger’s spouse,and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.
(10)	Includes 1,200 shares held in Mr. Stafseth’s individual retirement plan.
(11)	Includes 90 shares held jointly by Mr. Olson and his children.
(12)	Includes 1,524 shares held in Mr. Miller’s account in our employee stock ownership plan, 1,068 shares held in Mr. Miller’s individual retirement account and 6,055 shares that can be acquired pursuant to stock options within 60 days of the record date.
(13)	Includes 1,211 shares held in Ms. Plesiotis’ account in our employee stock ownership plan, 2,103 shares held in Ms. Plesiotis’ individual retirement account and 3,205 shares that can be acquired pursuant to stock options within 60 days of the record date.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of six members. Director Dziedzic retired from the Board of Directors effective April 1, 2016. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until his or her respective successor shall have been elected and shall qualify. The Board of Directors has nominated Nicolas J. Raino and Robert A. Kotecki to serve as directors for a three-year term. Messrs. Raino and Kotecki are currently directors of Ben Franklin Financial, Inc. and Ben Franklin Bank of Illinois.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If Mr. Raino or Mr. Kotecki is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why Mr. Raino or Mr. Kotecki might be unable to serve, if elected.

Name	Position(s) Held With Ben Franklin Financial, Inc.	Age(1)	Director Since(2)	Current Term Expires
NOMINEES

Nicolas J. Raino	Director	83	2001	2016
Robert A. Kotecki(3)	Director	51	2016	2016

CONTINUING DIRECTORS

C. Steven Sjogren.	Chief Executive Officer and Chairman of the Board	70	2001	2018
Robert E. DeCelles	Director	83	1996	2017
James M. Reninger	Director	70	2001	2018
David R. Stafseth	Director	65	2014	2018

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Steven D. Olson	Senior Vice President	58	N/A	N/A
Glen A. Miller	Senior Vice President and Chief Financial Officer	58	N/A	N/A
Angie Plesiotis	Vice President and Chief Operations Officer	51	N/A	N/A

(1)	As of December 31, 2015.
(2)	Includes service with Ben Franklin Bank of Illinois and Ben Franklin Financial, Inc.
(3)	Director Kotecki was appointed to the Board of Directors of Ben Franklin Financial, Inc. on March 23, 2016.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Governance/Nominating Committee to determine that the person should serve as a director. Each director of Ben Franklin Financial, Inc. is also a director of Ben Franklin Bank of Illinois.

Director Nominees

Nicholas J. Raino is currently retired. He was Chairman of the Board of Dale, Smith & Associates, an advertising and marketing firm specializing in financial institutions since 1972. Mr. Raino has served on the boards of three other depository institutions, two of which were publicly traded (Craigin Financial Corp. and Damen Financial Corp.).

Robert A. Kotecki is currently a Principal with the Investment Banking team of FIG Partners, a national investment banking firm. Prior to joining FIG Partners, he served as Managing Director with the investment banking firms Sterne, Agee & Leach Inc., Keefe Bruyette & Woods Inc., Sandler O’Neil Partners L.P., and Friedman Billings & Ramsey. From 1997 to 2014, Mr. Kotecki was a director of Local Financial Corporation, a bank holding company headquartered in Oklahoma City, OK. Mr. Kotecki currently holds his Series 7, 24, 63, and 79 licenses.

Continuing Directors

C. Steven Sjogren served as the Chairman, President and Chief Executive Officer of Ben Franklin Bank from 2002 through 2013. At the end of 2013, Mr. Sjogren became Chairman and Chief Executive Officer of Ben Franklin Bank. In addition, Mr. Sjogren is Chairman, President, and Chief Executive Officer of Ben Franklin Financial, Inc. Mr. Sjogren has extensive banking experience and served as President and Chief Executive Officer of HomeBanc, Rockford, Illinois from 1981 until 1998 and Regional President of FirstStar Bank until 2000.

Robert E. DeCelles is currently retired. He was a senior property supervisor with Community Specialist, Inc. from 2002 to 2006. He was employed in the real estate management and development industries for most of his career. From 1999 to 2002, Mr. DeCelles was the President and Chief Executive Officer of Ben Franklin Bank. Mr. DeCelles currently serves as Trustee of the S.E.I.U. Local No. 1 Welfare and Pension Fund.

James M. Reninger is currently retired and previously was an owner of Whitfield & Reninger, Ltd., a public accounting firm located in Arlington Heights since 1996. He is a certified public accountant with over 30 years experience.

David R. Stafseth is a certified public accountant and has been a Vice President of Sedgwick Advisers, LLC and its predecessor family office, since 2012. He is also a Vice President of Sedgwick Street Fund, LLC, an investment partnership. From 2008 to 2011, Mr. Stafseth was a Director and Tax Advisor with Vogel Consulting. During his accounting career, he has served varying capacities, from a Tax Partner with KPMG to a Vice President – Tax with Solo Cup Company. Mr. Stafseth joined Ben Franklin Bank’s Board of Directors in 2014.

Executive Officers Who Are Not Directors

Steven D. Olson has been the President of Ben Franklin Bank since 2014, previously serving as Senior Vice President, Commercial Banking Officer since October 2012. Mr. Olson also serves as Senior Vice President of New Ben Franklin. Previously, he was President and Chief Executive Officer of Community First Bank, located in Chicago, Illinois from 2004 to 2011 and prior to that he was Executive Vice President at Uptown National Bank of Chicago also located in Chicago, Illinois.

Glen A. Miller has been the Vice President and Chief Financial Officer of Ben Franklin Bank since 2001. At the end of 2013, he was named Senior Vice President and Chief Financial Officer of Ben Franklin Bank. Mr. Miller also serves as Senior Vice President and Chief Financial Officer of Ben Franklin Financial, Inc. Previously, he was the Assistant Vice President, Financial Reporting and Analysis with Liberty Federal Bank, located in Hinsdale, Illinois from 1997 to 2001.

Angie Plesiotis has been the Chief Operations Officer and Vice President of Ben Franklin Bank since 2000. Previously, she was Assistant Vice President and Branch Manager at St. Paul Federal Bank.

Board and Committee Independence

The Board has determined that each director, with the exception of Mr. Sjogren is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Sjogren is not independent because he is an officer of Ben Franklin Bank. In determining the independence of the directors listed above, the Board of Directors reviewed deposit accounts and loans that directors and their affiliates had with the Bank, none of which are required to be reported in this proxy statement under the heading “Transactions With Related Persons.” Each director who serves on the Audit Committee, Compensation Committee and Governance/Nominating Committee is “independent” as defined in the listing standards of the Nasdaq Stock Market and applicable SEC regulations for purposes of service on each of such committees.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by C. Steven Sjogren, who is also our Chief Executive Officer. We do not have a lead independent director. We believe our governance structure is appropriate given the relatively small size, limited market area and relatively non-complex operating philosophy of our organization. In addition, we have never engaged in a transaction with any affiliate of Mr. Sjogren. As chief executive officer of our organization, Mr. Sjogren is in a better position than any other director to understand the challenges faced by our organization. As a result, he can recommend solutions and prioritize the agenda for Board action. We understand the risk that an inside Chairman of the Board could theoretically manage the Board agenda to limit the consideration of important issues relating to management. To minimize the potential risk associated with having a joint chairman and chief executive officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our internal controls.

Additionally, at the end of 2013, the Board of Directors of Ben Franklin Bank decided to split the position of Chief Executive Officer and President into two positions to better meet the strategic goals of the Bank. Mr. Sjogren retained the position of Chief Executive Officer responsible for strategic planning while Steven D. Olson, formerly the Senior Vice President of Commercial Lending, assumed the position of President. Mr. Olson assumed primary responsibility for supervising our day-to-day operations, and as a result will be able to provide additional insight and perspective in participating with our Chairman and Chief Executive Officer in setting our strategic direction and establishing the agenda of the Board of Directors.

The Board of Directors is actively involved in oversight of risks that could affect Ben Franklin Financial, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Ben Franklin Financial, Inc. and Ben Franklin Bank. Internal audits provide further support, identification and management of the risks associated with operating Ben Franklin Financial, Inc. Risks relating to the direct operations of Ben Franklin Bank are further overseen by the Board of Directors of Ben Franklin Bank, who are the same individuals who serve on the Board of Directors of Ben Franklin Financial, Inc., and which also includes Mr. Olson. The Board of Directors of Ben Franklin Bank also has additional committees that conduct risk oversight separate from Ben Franklin Financial, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2015, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Ben Franklin Financial, Inc. has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, and all other employees and directors. The Code of Ethics is available on our website at www.benfrankbank.com.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Ben Franklin Financial, Inc., 830 East Kensington Road, Arlington Heights, Illinois 6004, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Chairman and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Chairman may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Chairman has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Ben Franklin Financial, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Ben Franklin Financial, Inc. are the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

The Board of Directors held 12 meetings and one annual meeting during the year ended December 31, 2015. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Reninger (Chairman), Raino, and Stafseth, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. The Audit Committee also serves as the audit committee of the Board of Directors of Ben Franklin Bank of Illinois. The Board of Directors has determined that director Reninger qualifies as an “audit committee financial expert” as defined under applicable SEC rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of various businesses that they own or with which they have been employed.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.benfrankbank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Ben Franklin Financial, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met four times during the year ended December 31, 2015.

Governance/Nominating Committee. The Governance/Nominating Committee is comprised of Directors Reninger (Chairman) DeCelles, and Stafseth, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. The Governance/Nominating Committee operates under a written charter which is available on our Internet website at www.benfrankbank.com. The Governance/Nominating Committee met one time during the year ended December 31, 2015.

The functions of the Governance/Nominating Committee include the following:

•	identifying individuals qualified to become members of the Board of Directors and selecting director nominees to be presented for stockholder approval;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for election to the Board of Directors;

•	reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Ben Franklin Financial, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Governance/Nominating Committee decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Governance/Nominating Committee would solicit suggestions for director candidates from all board members. In addition, the Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. In considering director candidates, the Committee will seek persons who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgement;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Ben Franklin Financial, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq Stock Market corporate governance listing standards. Although the Governance/Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Governance/Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if a financial or securities regulatory agency has issued a cease and desist, consent or other formal order, other than a civil money penalty, against such person, which order is subject to public disclosure by such agency; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) other than the initial directors appointed in connection with the formation of Ben Franklin Financial, Inc., if such person did not, at the time of his first election or appointment to the Board of Directors, maintain his principal residence within twenty miles of an office of Ben Franklin Financial, Inc. or any subsidiary thereof for a period of at least one year prior to the date of his purported election or appointment to the Board of

Directors. No person may serve on the Board of Directors if such person (a) is at the same time, a director, officer, employee or 10% or more stockholder of a bank, savings institution, credit union, mortgage banking company, consumer loan company or similar organization, other than a subsidiary of Ben Franklin Financial, Inc., that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as Ben Franklin Financial, Inc. or any of its subsidiaries, (b) does not agree in writing to comply with all of Ben Franklin Financial, Inc.’s policies applicable to directors including but not limited to its confidentiality policy, and confirm in writing his qualifications hereunder, (c) is a party to any agreement or understanding with a party other than Ben Franklin Financial, Inc. or a subsidiary that (x) provides him with material benefits which are tied to or contingent on the Corporation entering into a merger, sale of control or similar transaction in which it is not the surviving institution, (y) materially limits his voting discretion with respect to the fundamental strategic direction of Ben Franklin Financial, Inc., or (z) materially impairs his ability to discharge his fiduciary duties with respect to the fundamental strategic direction of Ben Franklin Financial, Inc., or (d) has lost more than one election for service as a director of Ben Franklin Financial, Inc. No person may serve on the Board of Directors who is the nominee or representative, as those terms are defined in the regulations of the Board of Governors of the Federal Reserve System, 12 C.F.R §212.2(n), of a company the directors, partners, trustees or 10% stockholders of which would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. The Board of Directors shall have the power to construe and apply the foregoing provisions and to make all determinations necessary or desirable to implement such provisions.

During the year ended December 31, 2015 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

Procedure for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to us at 830 East Kensington Road, Arlington Heights, Illinois 60004, Attention: Chairman, Governance/Nominating Committee. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Governance/Nominating Committee. Stockholders who wish to recommend a nominee must write to the Company’s Governance/Nominating Committee Chairman and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance/Nominating Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director if elected;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Company’s Board of Directors;

•	An affidavit that the candidate would not be disqualified under applicable provisions of the Bylaws of Ben Franklin Financial, Inc.; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Secretary not earlier than the 90th day nor later than the 80th day prior to date of the Annual Meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the Annual Meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Governance/Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

It is important to distinguish between the recommendations of nominees by stockholders pursuant to this policy from a nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Ben Franklin Financial, Inc. See “Stockholder Proposals and Nominations.”

Compensation Committee. The Compensation Committee is comprised of Directors Raino (Chairman), DeCelles and Reninger, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of Ben Franklin Financial, Inc. or Ben Franklin Bank. The Compensation Committee also serves as the compensation committee of the Board of Directors of Ben Franklin Bank. The Compensation Committee met one times during the year ended December 31, 2015.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommend to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs. The Compensation Committee administers our Equity Incentive Plan approved by the stockholders in 2008 (the “2008 Equity Incentive Plan”), and will also administer our 2016 Equity Incentive Plan if approved by stockholders. During the fiscal year ended December 31, 2015, the Compensation Committee did not engage any compensation consultants to assist it in making compensation related decisions.

The Compensation Committee operates under a written charter which is available on our Internet website at www.benfrankbank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2015;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as amended; and

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Ben Franklin Financial, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

James M. Reninger, Chair

Nicholas J. Raino

David R. Stafseth

Transactions With Certain Related Persons

In the ordinary course of business, Ben Franklin Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Ben Franklin Bank. We believe that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the Board of Directors. For the years ended December 31, 2015, we had no loans or other transactions except deposit accounts with directors or executive officers.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our three other most highly compensated individuals for the years ended December 31, 2015 and December 31, 2014. Each individual listed in the table below is referred to as a named executive officer.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option Awards ($)	All other compensation(1) ($)	Total ($)
C. Steven Sjogren	2015	75,833		—	—	10,540	86,373
Chief Executive Officer	2014	105,000	—	—	—	12,453	117,453

Steven D. Olson	2015	135,000		—	—	10,930	145,930
Senior Vice President	2014	134,167	—	—	—	8,400	142,567

Glen A. Miller	2015	121,134	2,500	—	—	1,660	125,294
Senior Vice President and Chief Financial Officer	2014	121,134	—	—	—	9,179	130,313

(1)	For 2015, the amounts in this column reflect what Ben Franklin Financial, Inc. or Ben Franklin Bank of Illinois paid for, or reimbursed, the applicable named executive officer for the various benefits received. None of the named executive officers received perquisites that, in the aggregate, equaled or exceeded $10,000. A break-down of the various elements of compensation in this column is set forth in the following table:

	Board Fees ($)	Paid Out Vacation ($)	ESOP Awards (1) ($)	Total All Other Compensation ($)
C. Steven Sjogren	9,100		1,440	10,540
Steven D. Olson	9,100		1,830	10,930
Glen A. Miller	—		1,660	1,660

(1)	For 2015, the amounts in this column reflects the number of shares allocated at the market value determined by an independent appraisal as of December 31, 2015.

Employment Agreements. On January 12, 2016, Ben Franklin Bank entered into similar employment agreements with each of Messrs. Olson and Miller. Each of these agreements has an initial term of 12 months, subject to annual renewal after a comprehensive performance evaluation and decision to renew by the Board of Directors of Ben Franklin Bank. Under the agreements, the 2016 rate of base salary for each of Messrs. Olson and Miller is $125,000 and $113,634 respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee retirement and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Ben Franklin Bank is designated as being “in troubled condition.” Consequently, the Bank is subject to the requirements of the “golden parachute” regulations of the Federal Deposit Insurance Corporation under 12 C.F.R. Part 359. As a result, Ben Franklin Bank is prohibited from entering into, renewing, extending or revising any contractual arrangement relating to compensation or benefits for any senior executive officer or director of Ben Franklin Financial, Inc. or Ben Franklin Bank, unless Ben Franklin Financial, Inc. or Ben Franklin Bank, as applicable, first provides the applicable regulatory authority (for Ben Franklin Financial, Inc. the Federal Reserve Board, and for Ben Franklin Bank, the OCC), with not less than 30 days prior written notice of the proposed compensation arrangement. Moreover, the Boards of Ben Franklin Financial, Inc. and Ben Franklin Bank must ensure that the contract, agreement or arrangement complies with the requirements of the golden parachute regulations.

But for the fact that Ben Franklin Bank has been designated in troubled condition by its primary federal regulator, certain events resulting in Mr. Olson’s or Mr. Miller’s termination or resignation would entitle the executive to payments of severance benefits under the employment agreements following an event of termination. An event of termination includes (i) the involuntary termination of the executive’s employment for reasons other than for cause, disability, death or retirement; (ii) the executive’s resignation during the term of the agreement following (a) a failure to appoint or reappoint the executive to his executive position, or if the executive is also a director for the bank, the failure to nominate or re-nominate the executive as a director, (b) a material change in executive’s functions, duties or responsibilities which cause executive’s position to become one of lesser responsibility, importance or scope, (c) relocation of executive’s principal place of employment by more than 45 miles from its location at the effective date of the agreement, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide reduction in pay or benefits, (e) the liquidation or dissolution of Ben Franklin Bank, or (f) a material breach of the employment agreement by Ben Franklin Bank; or (iii) the executive’s involuntary termination or resignation as a result of any event described in subparagraph (ii) above (except for a liquidation or dissolution of Ben Franklin Bank) following a change in control (as change in control is defined in the employment agreements) of Ben Franklin Bank or Ben Franklin Financial, Inc. Upon an event of termination other than a change in control, the executive would be entitled to a severance payment equal to (i) the earned but unpaid salary as of the date of termination of employment, (ii) the benefits to which he would be entitled as a former employee under the employee benefit plans and programs maintained for the benefit Ben Franklin Bank’s officers and employees; (iii) the remaining base salary and bonus that the executive would have earned under the agreement if the executive had continued employment through the end of the term of the agreement and had earned the maximum bonus or incentive award in each calendar year that ends during the remaining term of the agreement, plus the value of the amount that would have been contributed to any employee benefit plan for the benefit of the executive during the remaining period of the agreement. Any payment will be paid in the form of a single cash lump distribution within 30 days following the executive’s date of termination (but note that Internal Revenue Code Section 409A may require that the payment will be made on the first day of the seventh month following the executive’s date of termination if the executive is a “specified employee” under Internal Revenue Service rules). In addition, the executive would be entitled, at no expense to the executive, to the continuation of non-taxable medical coverage for the remaining period of the agreement. In the event of a change in control of Ben Franklin Bank or Ben Franklin Financial, Inc., as defined in the agreements, for the purposes of calculating benefits under the above agreements, the remaining term of the agreements should be deemed to be 12 months.

Notwithstanding the above, any severance payments (including payments made in the event of a change in control) to which the executive would be entitled, to the extent necessary to comply with OCC regulations, shall not exceed three times his average annual compensation over the most recent five taxable years. In addition, in the event payments to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, payments under the employment agreements with Ben Franklin Bank would be reduced in order to avoid this result.

In the event of the executive’s death, his estate or beneficiaries will be paid the executive’s base salary for one year from the executive’s death. If the executive becomes disabled, he will be entitled to receive benefits under any disability program sponsored by Ben Franklin Bank. Neither of these payments or benefits are prohibited by the Federal Deposit Insurance Corporation golden parachute regulations. Upon retirement at age 65 or such later date determined by the board, the executive will receive only those benefits to which he is entitled under any retirement plan of Ben Franklin Bank to which he is a party.

Upon termination of the executive’s employment other than in connection with a change in control, disability, or as result of the expiration of the agreement’s term following a notice of non-renewal, the executive may not compete with Ben Franklin Bank for a period of one year following termination of employment in any town, city, or county in which there is currently a branch of Ben Franklin Bank, or in which Ben Franklin Bank has filed an application for regulatory approval to establish an office.

Employee Stock Ownership Plan. Ben Franklin Bank of Illinois maintains the Employee Stock Ownership Plan (the “ESOP”), a tax-qualified defined contribution plan whereby the plan assets are currently invested primarily in the common stock of Ben Franklin Financial, Inc. Employees who are at least 21 years old, who have at least one year of employment with Ben Franklin Bank are eligible to participate. In connection with the completion of the conversion, the ESOP exchanged the shares that it previously acquired in Ben Franklin Bank of Illinois’ 2006 mutual holding company reorganization and stock offering for shares issued in connection with the Ben Franklin Financial, Inc. offering, pursuant to the exchange ratio, and purchased 7% of the total number of shares of Ben Franklin Financial, Inc. common stock issued in the offering. The ESOP funded its stock purchase with a loan from Ben Franklin Financial, Inc. equal to the aggregate purchase price of the common stock. This loan runs concurrently with the original ESOP loan obtained in 2006. The loans are repaid principally through Ben Franklin Bank’s contributions to the ESOP and any dividends paid on the common stock held by the ESOP over the loan term. The interest rate for the ESOP loans is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal. The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

Shares released from the suspense account are allocated among participants’ accounts on the basis of their compensation earned in the year of allocation compared to the total compensation earned by all active participants. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service. Participants’ interest in their accounts under the plan also fully vest in the event of termination of service due to the participants’ normal retirement, death, disability, upon a change in control (as defined in the plan), or due to the participant’s death or disability while performing qualified military service. Vested benefits will be payable generally upon the participants’ termination of service with Ben Franklin Bank, and will be paid in the form of Ben Franklin Financial, Inc. common stock or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock.

The employee stock ownership plan permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that had not vested as of December 31, 2015 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
C. Steven Sjogren	8,548	—	26.28	4/17/2018	—	—
Steven D. Olson	—	—	—	—	—	—
Glen A. Miller	6,055	—	26.28	4/17/2018	—	—

Our stockholders approved the 2008 Equity Incentive Plan at our 2008 special meeting of stockholders. The purpose of the 2008 Equity Incentive Plan, and the proposed 2016 Equity Incentive Plan, are to provide our officers, employees and directors with additional incentives to promote our growth and performance.

The 2008 Equity Incentive Plan authorized the issuance of up to 48,473 shares of our common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 13,849 shares were issuable as restricted stock awards, and no more than 34,624 shares were issuable pursuant to the exercise of stock options and stock appreciation rights. At December 31, 2015, 1,574 shares remain in the 2008 Equity Incentive Plan to be issued as restricted stock and 5,461 shares remain in the plan to be issued as stock options and stock appreciation rights. Employees, directors and advisory directors of Ben Franklin Financial, Inc. or its subsidiaries are eligible to receive awards under the plan.

Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the plan means the final sales price of our shares of common stock as reported on the Over-The-Counter Bulletin Board on the date the option is granted. In no event will the term of the stock options expire after 10 years from the date of grant of the award.

Stock Appreciation Rights. Stock appreciation rights give the recipient the right to receive a payment in our common stock of an amount equal to the excess of the fair market value of a specified number of shares of our common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement. Stock appreciation rights will not be granted unless we solely settle the stock appreciation right in common stock and there is no further ability to defer the income received on the exercise of the stock appreciation right. In no event will the term of the stock appreciation rights expire after 10 years from the date of grant of the award.

Restricted Stock Awards. Restricted stock awards under the plan will be granted only in whole shares of common stock.

Unless the committee administering the plan determines otherwise, no award under the plan will vest at an overall rate in excess of 20% per year beginning from the date of grant of the award; however, in the event of an award recipient’s death, disability or involuntary termination of service following a change in control, all unvested awards granted to such person will fully vest.

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2015 certain information as to the total remuneration we paid to our directors other than to our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “Executive Officer Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)		Total ($)
Robert E. DeCelles	7,950	—	—	—		7,950
Bernadine V. Dziedzic	9,100	—	—	59,520	(3)	68,620
James M. Reninger	12,300	—	—	—		12,300
Nicholas J. Raino	11,425	—	—	—		11,425
David R. Stafseth (4)	9,600	—	—	—		9,600
Mary Beth Stull (5)	2,225	—	—	—		2,225

(1)	Each of Messrs. DeCelles, Reninger and Raino has 1,731 stock options that are exercisable. Ms. Dziedzic has 2,244 stock options that are fully exercisable. Each director’s stock options will expire on April 17, 2018 if not exercised.
(2)	No director received perquisites or personal benefits that exceeded $10,000.
(3)	Ms. Dziedzic is also an employee. The amount in this column represents base salary of $58,720 and an allocation under the employee stock ownership plan of $800 for the year ended December 31, 2015.
(4)	Director Stafseth was appointed to the Board of Directors of Ben Franklin Financial, Inc. on January 22, 2015.
(5)	Director Stull passed away on May 20, 2015.

Director Fees

Ben Franklin Bank pays each director a fee of $700 for each meeting attended and a fee of $125 for each committee meeting attended. Fees for the chairman of the audit committee and for all other committee chairman are $300 and $200, respectively, for each meeting. Ben Franklin Financial, Inc. does not pay any meeting or committee fees. Employee directors do not receive fees for committee meetings attended but do receive fees for board meetings attended. Effective January 1, 2016, the fee for each meeting was reduced to $625. Committee fees were unchanged.

PROPOSAL II — APPROVAL OF THE BEN FRANKLIN FINANCIAL, INC. 2016 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of Ben Franklin Financial, Inc. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2016 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE BEN FRANKLIN FINANCIAL, INC. 2016 EQUITY INCENTIVE PLAN. UNLESS OTHERWISE INSTRUCTED, VALIDLY EXECUTED PROXIES WILL BE VOTED “FOR” APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN. IN THE EVENT AT THE TIME OF THE ANNUAL MEETING THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE 2016 EQUITY INCENTIVE PLAN, THE ANNUAL MEETING MAY BE ADJOURNED IN ORDER TO PERMIT THE FURTHER SOLICITATION OF PROXIES.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 54,666 shares of Ben Franklin Financial, Inc. common stock pursuant to grants of restricted stock awards, restricted unit awards, incentive stock options and non-qualified stock options. The Equity Incentive Plan will be administered by the members of Ben Franklin Financial, Inc. Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion set forth in the Equity Incentive Plan, including, but not limited to, selecting the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not “outside directors,” including the authority to grant certain awards.

The Committee may grant an award under the Equity Incentive Plan as: (i) an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Ben Franklin Financial, Inc. or a subsidiary of Ben Franklin Financial, Inc., or (ii) the form of payment for grants or rights earned or due under any other plan or arrangement of Ben Franklin Financial, Inc. or a subsidiary of Ben Franklin Financial, Inc., including the plan of any entity acquired by Ben Franklin Financial, Inc. or a subsidiary of Ben Franklin Financial, Inc.

Eligibility

Employees and directors of Ben Franklin Financial, Inc. or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee and set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no award shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock or restricted stock units.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means

(i) the closing sales price of Ben Franklin Financial, Inc.’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Ben Franklin Financial, Inc.’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Ben Franklin Financial, Inc. common stock occurred or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, “fair market value” of the common stock will mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier’s check, (ii) by tendering stock of Ben Franklin Financial, Inc. owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, (iv) by a net settlement of the stock option, (v) by other property deemed acceptable by the Committee or (vi) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an unvested award and any dividends and distributions with respect to the common stock will be delayed and distributed to the participant at the time the restricted stock vests.

Restricted Stock Units. A restricted stock unit award is similar to a restricted stock award except that no share of common stock is actually awarded to the recipient on the date of grant. Each restricted stock unit is evidenced by an award agreement that specifies the restriction period, the number of restricted stock units granted and such other provision as the Committee will determine. Restricted stock unit awards will be paid in shares of common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of common stock.

Performance Awards. A performance award is an award of stock options, restricted stock or restricted stock units that will vest upon the achievement of one or more performance measures set forth in the Equity Incentive Plan.

Limitation on Awards under the Equity Incentive Plan

The maximum number of shares of stock available under the Equity Incentive Plan is 54,666. The maximum number of shares that may be delivered pursuant to the exercise of stock options is 39,047 and the minimum number of shares that may be issued as restricted stock awards and restricted stock units is 15,619. No employee may receive more than 25% of the stock options granted and no more than 25% of any restricted stock and/or restricted stock units granted under the Equity Incentive Plan. No non-employee director may receive more than 5% of the stock options granted nor more than 5% the restricted stock awards and/or restricted stock units granted and all non-employee directors in the aggregate may not receive more than 30% of the aggregate stock options granted nor more than 30% of the aggregate restricted stock awards and/or restricted stock units granted under the Equity Incentive Plan.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or cancelled or because a stock option is not exercised, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Ben Franklin Financial, Inc., including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination or exchange of shares, stock dividend, stock split or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property) liquidation, dissolution, or other similar corporate transaction or event, the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options, restricted stock awards and restricted stock units, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, restricted stock and restricted stock units and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, restricted stock and restricted stock units. At any time prior to the consummation of such corporate transaction in which Ben Franklin Financial, Inc. is not the surviving entity, the Committee may direct that all, but not less than all, outstanding stock options be cancelled in exchange for a cash payment per share equal to the excess of the value exchanged over the exercise price of such stock option, provided, that if a the stock option is “underwater” (i.e., a stock option is “underwater” if the exercise price exceeds the fair market value of the underlying stock), the Committee may, in its discretion cancel and terminate such underwater stock option without the consent of and without any payment to the holder of such stock option.

For so long as Ben Franklin Bank of Illinois is designated as being in troubled condition by its primary Federal banking regulator, no awards under the Equity Incentive Plan that would be subject to 12 C.F.R. Part 359 shall be granted without the prior approval of Ben Franklin Financial, Inc.’s primary Federal banking regulator, with the concurrence of the Federal Deposit Insurance Corporation.

Prohibition Against Repricing of or Cashing out Underwater Stock Options. The Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted. Similarly, the Equity Incentive Plan prohibits the Company from cashing out underwater stock options without shareholder approval.

Performance Features

General. A federal income tax deduction for Ben Franklin Financial, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or four other most highly compensated officers (other than its chief financial officer) required to be reported to shareholders under the Securities Exchange Act of 1934. However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; total stockholder return; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Ben Franklin Financial, Inc. as a whole or of any one or more subsidiaries or business units of Ben Franklin Financial, Inc. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the Internal Revenue Code. The Committee may modify performance measures in certain circumstances set forth in the Equity Incentive Plan.

Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Ben Franklin Financial, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting in the event of death, disability, or involuntary termination (as defined in the Equity Incentive Plan) following a change in control. The Committee will have the power to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award or to extend the period to exercise a stock options, provided that no award will vest in less than one year from the date of grant unless due to death, disability or involuntary termination following a change in control.

Effect of Termination of Service on Awards

Unless otherwise determined by the Committee and stated in an award agreement, in the event of a participant’s termination of service for any reason other than disability, death, retirement or for cause, stock options will be exercisable only as to those shares that were immediately exercisable by the participant at the date of termination and only for three months following termination and any restricted stock award and restricted stock unit that has not vested as of the date of termination of service will expire and be forfeited. In the event of termination of service for cause, all stock options that have not been exercised and all restricted stock awards and restricted stock units granted to a participant that have not vested will expire and be forfeited. In the event of termination of service due to disability or death, all stock options subject to an outstanding award will be exercisable, whether or not then exercisable, and all restricted stock awards and restricted stock units will vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of termination of service. Stock options may be exercised for one year following termination of service due to death or disability or the remaining term of the stock option, if less. In the event of termination of service due to retirement, a participant’s vested stock options will be exercisable for one year following termination of service, or the remaining term of the stock option, if less.

Change in Control

Unless otherwise determined by the Committee and stated in an award agreement, upon the occurrence of an involuntary termination at or following a Change in Control of Ben Franklin Financial, Inc., all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. Any outstanding unvested Awards will be deemed earned and shall vest if not assumed by a successor entity. For the purposes of the Equity Incentive Plan, a Change in Control occurs when: (a) disclosure of a Change in Control is required to be reported on Form 8-K under the Securities Exchange Act of 1934; (b) any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of Ben Franklin Financial, Inc. representing 25% or more of the combined voting power of our then outstanding voting securities; (c) persons deemed to be members of the Incumbent Board cease, for any reason, to constitute a majority of the Board; or (d) a plan of reorganization, merger, consolidation or similar transaction involving us and one or more other corporations or entities is consummated and we are not the surviving institution. The term Incumbent Board means the individuals who, on the date of the adoption of the Equity Incentive Plan, constitute the board of directors; and any new director whose appointment by the board was approved by the vote of at least a majority of the Board. Notwithstanding the foregoing, in the event an award constitutes deferred compensation under Section 409A of the Internal Revenue Code, then with respect to such award, a Change in Control shall be defined as required under that Section.

In the event of a Change in Control, any performance measure attached to a performance award under the Equity Incentive Plan shall be deemed satisfied at the “target level” as of the date of the change in control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case the performance awards will best at such higher level.

Forfeiture

The Committee may specify in an award agreement that rights, payments and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, including termination of employment for cause; termination of the participant’s provision of services to Ben Franklin Financial, Inc. or any subsidiary; violation of material policies of Ben Franklin Financial, Inc. or subsidiary; breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant; or other conduct of the participant that is detrimental to the business or reputation of Ben Franklin Financial, Inc. or any subsidiary.

If Ben Franklin Financial, Inc. is required to prepare an accounting restatement due to the material noncompliance of Ben Franklin Financial, Inc., as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd Frank Act shall reimburse Ben Franklin Financial, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time.

Automatic Exercise

In the sole discretion of the Committee, any stock options that are exercisable but unexercised as of the day immediately preceding the tenth anniversary of the grant date may be automatically exercised in certain circumstances set forth in the Equity Incentive Plan and in accordance with procedures established by the Committee.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the plan), or materially modify the requirements for participation in the Equity Incentive Plan, without stockholder approval. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Ben Franklin Financial, Inc.

Duration of Plan

The Equity Incentive Plan will become effective upon the approval by the stockholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no award may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Ben Franklin Financial, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Ben Franklin Financial, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Ben Franklin Financial, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Ben Franklin Financial, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Ben Franklin Financial, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements, or if permitted without resulting in liability accounting under FASB ASC Topic 718, in an amount up to the participant’s highest marginal tax rate.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Ben Franklin Financial, Inc.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Ben Franklin Financial, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executive officers named in the summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by Ben Franklin Financial, Inc. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. Ben Franklin Financial, Inc. expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Ben Franklin Financial, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, Ben Franklin Financial, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Equity Compensation Plan Information

The following table provides information as of December 31, 2015, regarding shares outstanding and available for issuance under the Company’s 2008 Equity Incentive Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	29,163	$26.28	7,035
Equity compensation plans not approved by security holders	—	—	—

Total	29,163	$26.28	7,035

The following is a summary of the material features of the 2016 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2016 Equity Incentive Plan, attached hereto as Appendix A.

PROPOSAL III — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Ben Franklin Financial, Inc. has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2016, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Crowe Horwath LLP for the year ending December 31, 2016. A representative of Crowe Horwath LLP is expected to attend the Annual Meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Crowe Horwath LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Ben Franklin Financial, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2015 and December 31, 2014.

	2015	2014 (1)
Audit fees	$108,000	$305,950
Tax fees.	$8,300	$20,800
All other fees	$—	—

(1)	For fiscal 2014, includes services rendered in connection with the mutual-to-stock conversion and related stock offering.

Audit Fees. The aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements were $108,000 and $110,000 during the years ended December 31, 2015 and 2014, respectively, and an additional $195,950 during the year ended December 31, 2014 related to our conversion.

Audit Related Fees. There were no audit-related fees for the years ended December 31, 2015 and 2014.

Tax Fees. The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $8,300 and $8,000 during the years ended December 31, 2015 and 2014, respectively, and an additional $12,800 during the year ended December 31, 2014 related to our conversion.

All Other Fees. There were no fees billed to us during the years ended December 31, 2015 and 2014 that are not described above.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered, is compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.

The Audit Committee has adopted a pre-approval policy, and pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by Crowe Horwath LLP, subject to the de minimis exceptions for non-audit services described in Section 10A(i)1)(B) of the Securities Exchange Act of 1934, as, which are approved by the Audit Committee prior to the completion of the audit. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Crowe Horwath LLP.

The Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2016.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2017 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Ben Franklin Financial, Inc.’s executive office, 830 East Kensington Road, Arlington Heights, Illinois 60004, no later than December 24, 2016, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2017 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2017 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting or a director nomination must be delivered or mailed to and received by the Secretary at our executive office notice not earlier than the 90th day nor later than the 80th day prior to date of the Annual Meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the Annual Meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and address of such stockholder as they appear on Ben Franklin Financial, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Ben Franklin Financial, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Ben Franklin Financial, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws or Ben Franklin Financial, Inc.; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the books of Ben Franklin Financial, Inc., and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Ben Franklin Financial, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an Annual Meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company will pay Laurel Hill Advisory Group, LLC, a proxy solicitation firm, a fee of $5,500, plus expenses, to assist the Company in soliciting proxies.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the Annual Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope. You may also vote by telephone or electronically on the Internet, in accordance with the instructions on your proxy card.

A COPY OF BEN FRANKLIN FINANCIAL INC.’S 2015 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 830 EAST KENSINGTON ROAD, ARLINGTON HEIGHTS, ILLINOIS 60004 OR BY CALLING (847) 398-0990.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Ben Franklin Financial, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2015 Annual Report to Stockholders are each available on the Internet at www. RRDEZProxy.com/2016/benfranklin.

BY ORDER OF THE BOARD OF DIRECTORS

Bernadine V. Dziedzic Corporate Secretary

Arlington Heights, Illinois

April 15, 2016

Appendix A

BEN FRANKLIN FINANCIAL, INC.

2016 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Ben Franklin Financial, Inc. (the “Company”), and its Subsidiaries, including Ben Franklin Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d) Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without shareholder approval.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Ben Franklin Financial, Inc. dated [Date], made pursuant to the terms of the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of Ben Franklin Financial, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be delayed and distributed to the Participant at the time that the Restricted Stock vests. The Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Similarly, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv) The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in

Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5 Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) (“qualified performance based compensation”) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a) Performance Measures. If intended to be qualified performance-based compensation, such performance measures must be based on any one or more of the following:

(i) book value or tangible book value per share;

(ii) basic earnings per share;

(iii) basic cash earnings per share;

(iv) diluted earnings per share;

(v) diluted cash earnings per share;

(vi) return on equity;

(vii) net income or net income before taxes;

(viii) cash earnings;

(ix) net interest income;

(x) non-interest income;

(xi) non-interest expense to average assets ratio;

(xii) cash general and administrative expense to average assets ratio;

(xiii) efficiency ratio;

(xiv) cash efficiency ratio;

(xv) return on average assets;

(xvi) cash return on average assets;

(xvii) return on average stockholders’ equity;

(xviii) cash return on average stockholders’ equity;

(xix) return on average tangible stockholders’ equity;

(xx) cash return on average tangible stockholders’ equity;

(xxi) core earnings;

(xxii) operating income;

(xxiii) operating efficiency ratio;

(xxiv) net interest rate margin or net interest rate spread;

(xxv) growth in assets, loans, or deposits;

(xxvi) loan production volume;

(xxvii) non-performing loans;

(xxviii) cash flow;

(xxix) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination at or following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

(f) Notwithstanding the foregoing, for so long as the Bank is designated as being in troubled condition by its primary Federal banking regulator, no Awards under this Plan that would be subject to 12 C.F.R. Part 359 shall be granted without the prior approval of the Company’s primary Federal banking regulator with the concurrence of the Federal Deposit Insurance Corporation.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Fifty-Four Thousand Six Hundred Sixty-Six (54,666) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Thirty-Nine Thousand Forty-Seven (39,047) shares of Stock, which represents ten percent (10%) of the number of shares sold in connection with the mutual-to-stock conversion of Ben Franklin Financial, MHC on September 8, 2014 (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is Fifteen Thousand Six Hundred Nineteen (15,619) shares of Stock, which represents four percent (4%) of the number of shares sold in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Individuals.

(a) Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee pursuant to Section 3.2 shall be Nine Thousand Seven Hundred Sixty-Two (9,762), all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(b) Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be Three Thousand Nine Hundred Five (3,905) all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(c) Stock Options - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-employee Director under the Plan shall One Thousand Nine Hundred Fifty-Two (1,952) all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than Eleven Thousand Seven Hundred Fourteen (11,714) shares all of which may be granted during any calendar year. Such maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(d) Restricted Stock Awards and Restricted Stock Units - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-employee Director under the Plan shall be Seven Hundred Eighty-One (781) all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than Four Thousand Six Hundred Eighty Five (4,685) shares all of which may be granted during any calendar year. Such maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted

Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b) At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” of the Bank or the Company means a change in control of a nature that:

(i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or Bank representing 25% or more of the combined voting power of the Company’s or Bank’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board of Directors of the Bank or the Company on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least a majority of the directors of the Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; provided, however, that, to the extent necessary to comply with Code Section 409A, “Change in Control” shall instead have the meaning set forth in Code Section 409A and the regulations and other guidance published thereunder.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation within the meaning of Section 2.7 hereof, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act; or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f) The Committee will have the authority to (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:

(a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Illinois, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s) “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(t) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(u) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(v) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(w) “ISO” has the meaning ascribed to it in Section 2.1(a).

(x) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z) “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(ee) “SEC” means the United States Securities and Exchange Commission.

(ff) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh) “Stock” means the common stock of the Company, $0.01 par value per share.

(ii) “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” each nominee and “FOR” proposals 2 and 3.

1.	Election of Directors:		For	Withhold		For	Withhold	+
	01 -	Nicolas J. Raino (three years)	☐	☐	02 - Robert A. Kotecki (three years)	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	The approval of the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan.	☐	☐	☐	3.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. Please Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢		2 2 D V	+
02BX2C

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

BEN FRANKLIN FINANCIAL, INC.’S PROXY STATEMENT, THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2015 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT

WWW.RRDEZProxy.com/2016/benfranklin.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — BEN FRANKLIN FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 25, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the main office of Ben Franklin Bank of Illinois located at 830 East Kensington Road, Arlington Heights, Illinois 60004 on May 25, 2016, at 10:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as set forth below:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Each stockholder, whether he or she plans to attend the Meeting, is requested to sign, date and return the proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder maybe revoked at any time before it is exercised. This proxy may be revoked by sending written notice to the Secretary of Ben Franklin Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof, and after notification to the Secretary of Ben Franklin Financial, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a proxy statement dated April 15, 2016 and the 2015 Annual Report to Stockholders.

Please complete and date this proxy and return it promptly in the enclosed postage prepaid envelope.

Please note that the last vote received from a stockholder will be the vote counted.